UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QUANTUM MATERIALS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

QUANTUM MATERIALS CORP.
12326 Scott Drive
Kingston, OK 73430
Telephone: (214) 701-8779

February 15, 2013

Dear Shareholder:

Earlier this week you should have received a Notice of Meeting and Proxy Statement totaling eight pages. You should also have received a two-sided proxy sheet. In the mailing, our transfer agent neglected to send you a postage prepaid envelope. Accordingly, we have enclosed another proxy sheet for your convenience. If you have not already voted, the following are the instructions that are set forth on page 2 of the Proxy Statement with respect to how you may vote.

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (702) 974-1444. Your vote must be received on or before 2 PM Eastern Time (1 PM Central Time) on March 15, 2013, to be sure your vote is counted.

•
To vote by email, complete, sign and date the enclosed proxy card and scan and email it to info@empirestock.com. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on March 15, 2013, to be sure your vote is counted.

Note: Please be sure to print your name clearly on the proxy sheet next to your signature so that your vote can be properly counted.

Very truly yours,

QUANTUM MATERIALS CORP.

/s/ Stephen Squires, CEO

QUANTUM MATERIALS CORP.
SPECIAL MEETING OF SHAREHOLDERS
Monday, March 18, 2013
2:00 P.M. (Central Time)

Meeting Location:

Hyatt Regency Hotel DFW, Executive Conference Level (11th Floor)
 located at Terminal C of the DFW Airport at
2334 North International Parkway, DFW Airport, Texas 75261
 (Tel: 972-453-1234)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2013:

The Notice of Meeting and Proxy Statement (and the 2012 Annual Report on Form 10-K) of Quantum Materials Corp. are available at http://www.empirestock.com/QTMM_Proxy.html

Quantum Materials Corp.
12326 Scott Drive
Kingston, OK 73439
PROXY
This proxy is solicited by the Board of Directors for use at the Special Meeting on March 18, 2013.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Item 1.

The undersigned hereby appoints STEPHEN SQUIRES AND DAVID DODERER, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of Quantum Materials Corp. (the “Company”) registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the DFW Hyatt Airport Hotel, located at the DFW Airport at 2334 North International Parkway, Dallas, Texas 75261 at 2:00 P.M. (Central Time) on March 18, 2013 and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

↑ Please detach here ↑

The Board of Directors Recommends a Vote FOR Item 1.

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 400,000,000.	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL NO. 1.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________, 2013

(signature)

(print name)

(signature)

(print name)

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

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